SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

QUINTON CARDIOLOGY SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a(6)(i)(4) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Notes:

April 18, 2003

Dear Shareholders:

      I am pleased to invite you to the Annual Meeting of Shareholders of Quinton Cardiology Systems, Inc. The meeting will be held at 10:00 a.m. local time on May 16, 2003 at Quinton’s offices located at 3303 Monte Villa Parkway, Bothell, Washington 98021. The accompanying Notice of Annual Meeting and Proxy Statement describes the proposals to be considered at the meeting.

      We hope you can join us on May 16, 2003. Whether or not you can attend, please read the enclosed proxy statement. When you have done so, please mark your votes on the enclosed proxy card, sign and date the proxy card, and return it to us in the enclosed envelope. Your vote is important, so please return your proxy card promptly.

Sincerely,

Michael K. Matysik
Senior Vice President, Chief Financial
Officer and Secretary

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT CONTENTS
PROXY STATEMENT
ANNUAL MEETING INFORMATION
Who is entitled to vote?
What is a quorum?
What am I voting on?
How many votes are required to elect a director?
How many votes are required to approve Quinton’s reincorporation from California to Delaware?
How many votes do I have?
How will my proxy be voted?
Who counts the votes?
Can brokers vote on the proposals?
Can I revoke my proxy?
PROPOSAL 1 ELECTION OF DIRECTORS
Nominees for election to a two-year term expiring at the 2005 Annual Meeting:
Directors continuing in office until the 2004 Annual Meeting
BOARD COMMITTEES AND MEETINGS
DIRECTORS COMPENSATION
REPORT OF THE AUDIT COMMITTEE
CHANGE IN CERTIFYING ACCOUNTANT
AUDIT AND RELATED FEES
PROPOSAL 2 REINCORPORATION IN DELAWARE
Reasons for the Reincorporation
Mechanics of the Reincorporation
Certain Consequences of the Reincorporation
Comparison of the Charters and Bylaws of the Company and Quinton Delaware
Significant Differences Between the Corporation Laws of California and Delaware
Vote Required for the Reincorporation Proposal
Recommendation of the Board of Directors
EXECUTIVE OFFICERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE COMPENSATION
Employment Contracts, Termination of Employment and Change-in-Control Arrangements
Additional Information with Respect to Compensation Committee Interlocks and Insider Participation in Compensation Decisions
Executive Compensation
Option Grants In Last Fiscal Year
Aggregated Option Exercises In Last Fiscal Year And Fiscal Year-End Option Values
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
PERFORMANCE MEASUREMENT COMPARISON
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
OTHER MATTERS
Will any other matters be presented at the annual meeting?
How are proxies solicited and what are the costs involved?
SHAREHOLDER INFORMATION
How does a shareholder present a matter to be considered at an annual meeting?
APPENDIX B
AGREEMENT

QUINTON CARDIOLOGY SYSTEMS, INC.

3303 Monte Villa Parkway
Bothell, WA 98021

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on May 16, 2003

TO THE SHAREHOLDERS OF QUINTON CARDIOLOGY SYSTEMS, INC.,

      On Friday, May 16, 2003, we will hold our Annual Meeting of Shareholders at our offices located at 3303 Monte Villa Parkway, Bothell, Washington 98021. The meeting will begin at 10:00 a.m. local time. At the meeting, shareholders will be asked to:

1. Elect two Class I directors;

2. Approve Quinton’s reincorporation from California to Delaware by means of a merger with and into a wholly-owned Delaware subsidiary; and

3. Consider other matters properly presented at the meeting.

      You are entitled to vote at the annual meeting if you were a shareholder of record at the close of business on April 4, 2003.

By Order of the Board of Directors

MICHAEL K. MATYSIK
Senior Vice President, Chief Financial
Officer and Secretary

Bothell, Washington

April 18, 2003

      All shareholders are cordially invited to attend the annual meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy card as promptly as possible to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if a broker, bank or other nominee holds your shares of record and you wish to vote at the meeting, you must obtain from the record holder a proxy card issued in your name.

PROXY STATEMENT CONTENTS

ANNUAL MEETING INFORMATION
Who is entitled to vote?	1
What is a quorum?	1
What am I voting on?	1
How many votes are required to elect a director?	1
How many votes are required to approve Quinton’s reincorporation from California to Delaware?	1
How many votes do I have?	2
How will my proxy be voted?	2
Who counts the votes?	2
Can brokers vote on proposals?	2
Can I revoke my proxy?	2
PROPOSAL 1: ELECTION OF DIRECTORS	2
Nominees for election to a two-year term expiring at the 2005 Annual Meeting	3
Directors continuing in office until the 2004 Annual Meeting	4
BOARD COMMITTEES AND MEETINGS	4
DIRECTORS COMPENSATION	5
REPORT OF THE AUDIT COMMITTEE	5
CHANGE IN CERTIFYING ACCOUNTANT	6
AUDIT AND RELATED FEES	6
PROPOSAL 2: REINCORPORATION IN DELAWARE	7
Reasons for the Reincorporation	7
Mechanics of the Reincorporation	8
Certain Consequences of the Reincorporation	8
Comparison of the Charters and Bylaws of the Company and Quinton Delaware	10
Significant Differences between the Corporation Laws of California and Delaware	13
Vote Required for the Reincorporation Proposal	19
Recommendation of the Board of Directors	19
EXECUTIVE OFFICERS	20
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	20
EXECUTIVE COMPENSATION	21
Employment Contracts, Termination of Employment and Change-in-Control Arrangements	21
Additional Information with Respect to Compensation Committee Interlocks and Insider Participation in Compensation Decisions	21
Executive Compensation	22
Option Grants in Last Fiscal Year	23
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values	23
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION	24
PERFORMANCE MEASUREMENT COMPARISON	26
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	27
OTHER MATTERS	29
Will any other matters be presented at the annual meeting?	29
How are proxies solicited and what are the costs involved?	29

i

SHAREHOLDER INFORMATION	29
How does a shareholder present a matter to be considered at an annual meeting?	29
APPENDIX A (AUDIT COMMITTEE CHARTER)	A-1
APPENDIX B (AGREEMENT AND PLAN OF MERGER)	B-1

ii

QUINTON CARDIOLOGY SYSTEMS, INC.

3303 Monte Villa Parkway
Bothell, WA 98021

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS

To Be Held on May 16, 2003

ANNUAL MEETING INFORMATION

      The enclosed proxy is solicited on behalf of the board of directors of Quinton Cardiology Systems, Inc., a California corporation, for use at the Annual Meeting of Shareholders to be held on Friday, May 16, 2003 at 10:00 a.m. local time, or at any adjournment or postponement of the meeting, for the purposes described below and in the accompanying Notice of Annual Meeting of Shareholders. The annual meeting will be held at our offices located at 3303 Monte Villa Parkway, Bothell, Washington 98021. We mailed this proxy statement and accompanying proxy card on or about April 18, 2003 to the shareholders who owned shares of our common stock as of April 4, 2003.

Who is entitled to vote?

      Only holders of record of common stock at the close of business on April 4, 2003 may vote at the annual meeting. We had approximately 12,111,873 shares of common stock outstanding on that date.

What is a quorum?

      The required quorum is a majority of the shares issued and outstanding on the record date. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum for the transaction of business. There must be a quorum for the meeting to be held.

What am I voting on?

      You are being asked to elect two directors to our board of directors, and to approve Quinton’s reincorporation from California to Delaware. We are not aware of any other matters to be presented for action at the annual meeting.

How many votes are required to elect a director?

      If a quorum is present at the annual meeting, the two candidates receiving the highest number of affirmative votes will be elected. In a plurality election, such as this, abstentions have no effect, since approval by a percentage of the shares present or outstanding is not required.

How many votes are required to approve Quinton’s reincorporation from California to Delaware?

      Approval of the reincorporation will require the affirmative vote of the holders of a majority of the outstanding shares of the common stock entitled to vote. For purposes of determining the number of shares voting on a particular proposal, abstentions are counted as shares voting, whereas broker non-votes are not counted as shares voting. Thus, broker non-votes can have the effect of preventing approval of proposals where the number of affirmative votes, though a majority of the votes cast, does not constitute a majority of the required quorum. Therefore, the effect of an abstention or a broker non-vote is the same as that of a vote against the reincorporation proposal.

How many votes do I have?

      Each holder of record of common stock on the record date is entitled to one vote for each share held on all matters to be voted on at the annual meeting.

How will my proxy be voted?

      All shares represented by properly executed proxies will be voted in accordance with the directions set forth on the proxy. If you do not give any direction, your shares will be voted for all management proposals. We are not aware, as of the date of this proxy statement, of any matters to be voted on at the annual meeting other than as stated in this proxy statement and the accompanying Notice of Annual Meeting of Shareholders. If any other matters are properly presented at the annual meeting, the enclosed proxy gives discretionary authority to the persons named in the proxy to vote the shares in their best judgment.

Who counts the votes?

      Mellon Investor Services, LLC, the inspector of election appointed for the meeting, will count all votes. The inspector of election will separately count affirmative and negative votes, abstentions and broker non-votes. For purposes of determining the number of shares voting on a particular proposal, abstentions are counted as shares voting, whereas broker non-votes are not counted as shares voting. Thus, abstentions and broker non-votes will typically have the same effect as negative votes, except with respect to votes for directors, pursuant to which abstentions have no effect.

Can brokers vote on the proposals?

      Brokers who hold shares for the accounts of their clients may vote such shares either as directed by their clients or in their own discretion if permitted by the stock exchange or other organization of which they are members. Certain types of proposals are “non-discretionary,” and brokers who have received no instructions from their clients do not have discretion to vote on those items. When brokers vote proxies on some but not all of the proposals at a meeting, the missing votes are referred to as “broker non-votes.” Broker non-votes are counted as present for the purpose of determining the presence of a quorum for the transaction of business, but are not counted as shares voting. Thus, broker non-votes can have the effect of preventing approval of certain proposals where the number of affirmative votes, though a majority of the votes cast, does not constitute a majority of the required quorum. Brokers will have discretion to vote on Proposal 1, relating to the election of directors, and Proposal 2, relating to a merger with our wholly-owned Delaware subsidiary (since our shareholders are not entitled to dissenters’ or appraisal rights with respect to this transaction).

Can I revoke my proxy?

      Any person giving a proxy may revoke it at any time before it is voted. It may be revoked by filing with our corporate secretary at our principal executive office, 3303 Monte Villa Parkway, Bothell, Washington 98021, a written notice of revocation or a signed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

PROPOSAL 1

ELECTION OF DIRECTORS

      Our amended and restated bylaws provide for a board of directors consisting of between five and nine members. The size of the board is currently set at six.

      Our board of directors is presently divided into two classes. Each class consists, as nearly as possible, of one-half the total number of directors and each class has a two-year term.

      The board of directors is presently composed of six members. There are three directors in the class whose term of office expires in 2003 (Class I). Two of the existing directors in Class I, Ruediger Naumann-Etienne and Harvey Gillis are nominated for re-election. William Hambrecht, the third member of Class I, has determined not to stand for reelection to our board of directors and his term of office will expire as of the annual meeting. Consequently, following the expiration of Mr. Hambrecht’s term, a vacancy will exist in Class I. Under our current bylaws:

•	if elected at the annual meeting, each of Ruediger Naumann-Etienne and Harvey Gillis would serve until the 2005 annual meeting and until his or her successor is elected and qualified, or until such director’s earlier death, resignation or removal; and

•	each of John Hinson, W. Robert Berg and Jue-Hsien Chern whose term of office expires in 2004 would serve until next year’s annual meeting and until his successor is elected and qualified, or until such director’s earlier death, resignation or removal.

      Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve. If any nominee becomes unavailable to serve as a director, the persons named in the enclosed proxy can vote for or against any other nominee in accordance with their judgment.

      The board of directors is considering whether to fill the Class I vacancy that will exist as a result of the expiration of Mr. Hambrecht’s term, but has not yet decided to do so as of the date of this proxy statement. A director appointed by the board of directors to fill a vacancy (including a vacancy created by an increase in the size of the board of directors) serves for the remainder of the full term of the class of directors in which the vacancy occurred and until his or her successor is elected and qualified. Proxies solicited for this annual meeting will not be voted for a greater number of nominees than the two nominees listed above.

      As described below under “Proposal 2 — Reincorporation in Delaware — Certain Consequences of the Reincorporation — Board of Directors,” the reincorporation, if approved by the shareholders, will have the effect of changing our board of directors from a two-class board with staggered two year terms under our current bylaws to a three-class board with staggered three year terms under the certificate of incorporation and bylaws of our Delaware subsidiary that will be the survivor of the reincorporation merger. If the reincorporation is not approved by the shareholders at the annual meeting, our directors will continue to be divided into two classes and will serve for the terms described above.

Nominees for election to a two-year term expiring at the 2005 Annual Meeting:

      Ruediger Naumann-Etienne, Ph.D., age 56, has served as our Chief Executive Officer since November 2000. In addition, he has served as our director and Chairman of the Board since April 2000. Dr. Naumann-Etienne is the owner and has been the Managing Director of Intertec Group, an investment company acting as principal in managing high technology growth situations since 1989. From 1993 to 1999, Dr. Naumann-Etienne served as Chairman of OEC Medical Systems Inc., a leader in fluoroscopic imaging for minimally invasive surgery. From 1995 to 1997, he also served as their President and Chief Executive Officer. Dr. Naumann-Etienne received his Ph.D. in International Finance from the University of Michigan, an M.A. in Industrial Management from Georgia Institute of Technology and completed undergraduate work in Business Administration at the Technical University of Berlin, Germany. Dr. Naumann-Etienne is also a director of Bio-Rad Laboratories, Inc. and Varian Medical Systems, Inc.

      Harvey N. Gillis, age 57, has been one of our directors since August 2002. Since March 1998, Mr. Gillis has served as Chairman, President and Chief Executive Officer of Sunrise Capital Corporation, a venture capital and business investment firm. From August 1997 to July 1999, Mr. Gillis was Chairman of the Board of Mosaix, Inc., which was sold to Lucent Technologies Corporation in July 1999. From September 1992 to March 1998, he was Senior Vice President, Finance and Administration and Chief Financial Officer of ATL Ultrasound, now a subsidiary of Philips Electronics. Mr. Gillis also serves on the board of directors Integrex, Inc., a private electronic manufacturing services firm. Mr. Gillis holds an M.S. in engineering and an MBA in finance and systems analysis from Stanford University, and a B.S. in engineering from Carnegie Mellon University.

      The board of directors recommends a vote in favor of each nominee.

Directors continuing in office until the 2004 Annual Meeting

      John R. Hinson, age 40, has served as our President since November 2000, Chief Operating Officer since February 2000, and a director since July 1999. He also served as our Secretary from July 1999 through April 2002, and as Chief Financial Officer and Executive Vice President of Operations from April 1999 to May 2001. From March 1995 to March 1999, Mr. Hinson held several positions at DeCrane Aircraft Holdings, Inc., an aerospace manufacturing company, most recently as Chief Financial Officer and earlier as Vice President of Planning and Business Development. He holds an MBA from the Anderson Graduate School of Management at UCLA and a B.A. in Economics from Claremont McKenna College.

      W. Robert Berg, age 59, has been one of our directors since July 2002. From October 1985 to January 2000, Mr. Berg held several positions at SeaMED Corporation, a medical equipment company, including Vice President of Operations from 1985 to 1987, and President and CEO from 1987 to 2000. He served as President of SeaMED until he retired in January 2000. Mr. Berg holds a B.A. from the University of Washington.

      Jue-Hsien Chern, Ph.D., age 48, has been one of our directors since March 2003. Since January 2000, he has served as Vice President and General Manager of the D.S.M. division of Mentor Graphics, Inc., a leading provider of electronic design automation products and services. From 1998 to 1999, Dr. Chern served as head of the D.S.M. business unit of Avant! Corporation, a provider of electronic design automation products. Dr. Chern received his Ph.D. in Civil Engineering from SUNY Buffalo and a M.S. and B.S. in Civil Engineering from National Taiwan University.

BOARD COMMITTEES AND MEETINGS

      During the fiscal year ended December 31, 2002 our board of directors held five meetings. The board of directors has an audit committee and a compensation committee.

      Audit Committee. The audit committee meets with our independent auditors at least quarterly, prior to releasing our quarterly results, to review the results of the auditors’ interim reviews and annual audit results before they are released to the public or filed with the SEC or other regulators. The audit committee also adopts and approves funding for the independent auditors and reviews the comments as to the quality of our accounting principles and financial reporting and controls, adequacy of staff, and the results of procedures performed in connection with the audit process. The audit committee also considers, in consultation with the independent auditors, the audit scope and plan. The audit committee operates according to a written charter adopted by the board of directors, which is provided as Appendix A. The audit committee consists of three non-employee directors, Harvey Gillis, W. Robert Berg and William Hambrecht. Mr. Gillis serves as the Chairman of the committee. Mr. Hambrecht has determined not to stand for reelection to our board of directors. The audit committee met four times in 2002.

      Pursuant to the rules of the Nasdaq Stock Market, an audit committee of a company listed on Nasdaq is required to consist of at least three independent directors. Messrs. Berg and Gillis are independent within the meaning of Rule 4200(a)(14) of the listing standards for the National Association of Securities Dealers. Due to certain relationships with us, including those described below, Mr. Hambrecht may not be considered independent for purposes of Nasdaq Marketplace Rule 4200(a)(14). Mr. Hambrecht serves as the Chairman and Chief Executive Officer of WR Hambrecht + Co., an investment bank. In December 1999, we paid WR Hambrecht + Co. $510,000 in fees for advising us in connection with the sale of Quinton Fitness, Inc. to StairMaster Sports/ Medical Products, Inc. In connection with the our IPO in May 2002, we paid WR Hambrecht + Co., an underwriter of the IPO, $348,000 as underwriting fees. In accordance with Nasdaq Marketplace Rule 4350(d)(2)(B), in “exceptional and limited circumstances,” the board of directors may appoint one director to the audit committee who is not independent within the meaning of Nasdaq Marketplace Rule 4200(a)(14). The board of directors determined at the time of Mr. Hambrecht’s appointment to the audit committee that his service on that committee is required by our best interests. The board of directors made this determination based on Mr. Hambrecht’s strong financial experience, and the absence of any other non-employee director with such experience other than the two other members of the committee, Messrs. Gillis and Berg.

      Compensation Committee. The compensation committee establishes, administers, and reviews our compensation and benefits policies and programs for executives, employees, and non-employee directors. In addition, the committee awards stock options to employees and consultants under our stock option plans, and performs other functions regarding compensation as delegated by the board of directors. The compensation committee consists of W. Robert Berg, Harvey Gillis and William Hambrecht. Mr. Berg serves as Chairman of the committee. Mr. Hambrecht has determined not to stand for reelection to our board of directors. The compensation committee met two times in 2002.

      During the fiscal year ended December 31, 2002, each director attended at least 75% of the aggregate number of meetings of the board of directors and of the committees on which he served.

DIRECTORS COMPENSATION

      Each non-employee director receives cash compensation of $1,250 for attending board meetings in person and $750 for attending meetings of committees of which they are official members. A committee chair receives an additional $1,000 for each committee meeting attended. For telephonic meetings, a non-employee director will receive 60% of the regular meeting compensation. We also reimburse our non-employee directors for reasonable expenses incurred in attending meetings of the board and its committees.

      We have a stock option grant program for our non-employee directors that is administered under the terms and conditions of our 2002 Stock Incentive Plan. Under the program, each non-employee director automatically receives an initial option to purchase 10,000 shares of our common stock upon joining our board. This initial grant vests monthly over the 12-month period following the date of grant, assuming continued service on the board for such period. Annually, each non-employee director receives an option to purchase 5,000 shares immediately following each year’s annual meeting, except that any non-employee director who received an initial grant within three months before an annual meeting will not receive an annual grant until immediately following the second annual meeting after the date of the initial grant. The annual grants vest and become exercisable monthly over the 12-month period following the date of grant, assuming continued service on the board for such period.

      The exercise price for all options granted to non-employee directors is the fair market value of our common stock on the date of grant. Options have a ten-year term, except that options expire six months after a non-employee director ceases service as a director for reasons other than death or retirement, in which case the option terminates after one year.

REPORT OF THE AUDIT COMMITTEE

      The board of directors has adopted a written charter for the audit committee, which is included as Appendix A.

      Review with Management and Independent Accountants. The audit committee has met and held discussions with management and the independent auditors regarding our financial statements. The audit committee has reviewed and discussed with management and the independent auditors our audited consolidated financial statements as of and for the fiscal year ended December 31, 2002 and the independent auditors’ report thereon. Management represented to the audit committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

      The audit committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Codification of Statement of Auditing Standards, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. The audit committee also received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and has discussed with the independent auditors the auditors’ independence.

      Summary. Based on the reviews and discussions with management and the independent auditors referred to above, the audit committee recommended to the board of directors that our consolidated financial statements referred to above be included in our annual report on Form 10-K for the fiscal year ended December 31, 2002.

      In connection with its review of our consolidated audited financial statements for the fiscal year ended December 31, 2002, the audit committee relied on advice and information that it received in its discussions with management and advice and information it received in the audit report of and discussions with the independent auditors. This report is submitted over the names of the members of the audit committee.

THE AUDIT COMMITTEE

W. Robert Berg
Harvey N. Gillis
William R. Hambrecht

CHANGE IN CERTIFYING ACCOUNTANT

      As of May 10, 2002, we dismissed Arthur Andersen LLP (“Arthur Andersen”) as our independent accountant. Arthur Andersen had served as our independent accountant since May 1999. The decision to change our independent accountant was recommended by our audit committee and approved by our board of directors. Arthur Andersen’s reports on the financial statements for each of the two fiscal years preceding 2002 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. We had no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

      During the period that Arthur Andersen served as our independent accountant and through May 10, 2002, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

      On May 10, 2002, we engaged KPMG LLP (“KPMG”) as our independent accountant to audit our financial statements for the fiscal year ending December 31, 2002. The decision to engage KPMG was recommended by our audit committee and approved by our board of directors.

      Since May 1999 and through May 10, 2002, we had not consulted with KPMG regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, that was an important factor we considered in reaching a decision on an accounting, auditing, or financial reporting issue, or the type of audit opinion that might be rendered on our financial statements, or (ii) any matter that was the subject of either a disagreement or a reportable event.

AUDIT AND RELATED FEES

      Audit Fees. The aggregate billings agreed to with KPMG LLP (“KPMG”) for professional services rendered for the audit of our annual financial statements for the fiscal year ended December 31, 2002, and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for that fiscal year were $150,000.

      Financial Information Systems Design and Implementation Fees. There were no fees billed by KPMG for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2002.

      All Other Fees. The aggregate fees billed by KPMG for services rendered to us for the fiscal year ended December 31, 2002 other than the services described above under “Audit Fees,” were $50,500. The fees related principally to audit and tax due diligence services rendered in connection with our acquisition of Burdick, Inc.

      The audit committee has considered and believes the provision of non-audit services is compatible with maintaining the principal accountant’s independence.

PROPOSAL 2

REINCORPORATION IN DELAWARE

      The board has unanimously approved and, for the reasons described below, recommends that our shareholders approve a change in our state of incorporation from California to Delaware by means of a merger into a wholly-owned Delaware subsidiary (the “Reincorporation Proposal” or the “Reincorporation”). The board believes that the Reincorporation is in the best interests of us and our shareholders. Shareholders are urged to read carefully this section of the Proxy Statement, including the related appendices referenced below and attached to this Proxy Statement, before voting on the Reincorporation Proposal. The Reincorporation does not give our shareholders dissenters’ or appraisal rights under California law.

Reasons for the Reincorporation

      For many years, Delaware has followed a policy of encouraging corporations to incorporate in that state. In furtherance of that policy, Delaware has long been the leading state in adopting comprehensive and modern corporate laws that respond to the evolving legal and business needs of corporations organized under its laws. Delaware’s General Corporation Law (the “DGCL”) has become widely regarded as the most extensive and well-defined body of corporate law in the United States. Because of Delaware’s prominence as the state of incorporation for many major U.S. corporations, both the Delaware legislature and courts have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs. As a result, many corporations have chosen Delaware initially as their state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to the Reincorporation we propose. We believe that shareholders would benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own.

      We also believe that the DGCL and Delaware corporate law decisions provide a broader foundation on which to respond to questions and predict outcomes relating to significant corporate matters or disputes, including:

•	duties of directors and officers;

•	liability of directors and officers and indemnification; and

•	contests for corporate control, including proxy contests and tender offers.

Finally, we believe that Delaware reflects a more rational balancing of interests among stockholders, directors and management. For example, both California and Delaware law permit a corporation to include a provision in its articles or certificate of incorporation which reduces or limits the monetary liability of directors for breaches of fiduciary duty, with exceptions, and to provide indemnification for claims brought against directors acting in their capacity as such. The increasing frequency of claims and litigation directed against directors has greatly expanded the risks they face in exercising their respective duties. We believe that, in general, Delaware law provides greater protection to directors than California law. We expect that these advantages will better enable us to attract and retain highly qualified directors and management.

Mechanics of the Reincorporation

      To effect the Reincorporation, we would be merged into a wholly-owned Delaware subsidiary, Quinton Cardiology Systems, Inc. (“Quinton Delaware”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), substantially in the form attached as Appendix B to this Proxy Statement. Pursuant to the Merger Agreement, each outstanding share of our common stock, no par value, would be converted automatically into one share of Quinton Delaware common stock, par value $0.001 per share, upon the effective date of the merger. Following the merger, each stock certificate representing issued and outstanding shares of our common stock would continue to represent the same number of shares of common stock of Quinton Delaware. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF QUINTON DELAWARE. However, shareholders may exchange their certificates if they so choose. Shares of our common stock converted into shares of Quinton Delaware’s common stock would continue to trade on the Nasdaq National Market without interruption following the merger under the same symbol (QUIN) as our shares are currently traded.

      If approved by the shareholders, it is anticipated that the merger will become effective as soon as practicable following the Annual Meeting. However, the Reincorporation may be abandoned, either before or after shareholder approval if circumstances arise that, in the opinion of the board, make it inadvisable to proceed

Certain Consequences of the Reincorporation

      The Reincorporation would result only in a change in our legal domicile and certain other changes of a legal nature that are described in this Proxy Statement. The Reincorporation would not result in any change in our name, business, management, fiscal year, assets or liabilities or location of the our principal facilities. The following discussion provides an overview of how the Reincorporation would affect certain aspects of Quinton.

Board of Directors

      Following the merger, the board would continue to consist of the directors of Quinton Delaware holding office prior to the merger. Drs. Naumann-Etienne and Chern, and Messrs. Gillis, Hinson and Berg who are our current directors (other than William Hambrecht, who chose not to stand for reelection), are also the directors of Quinton Delaware. Quinton Delaware’s board of directors is presently divided into three classes. The initial terms of Class I directors will expire at the annual meeting of stockholders next following the Reincorporation, the initial terms of the Class II directors will expire at the annual meeting one year thereafter and the initial terms of the Class III directors will expire two years thereafter. At each annual meeting over the next three years, and for so long thereafter as Quinton Delaware’s board of directors remains divided into three classes, members of each class will be elected to three year terms.

      We are currently the sole shareholder of Quinton Delaware and have elected Mr. Berg and Dr. Chern to Class I, Mr. Hinson to Class II (in which class there exists one vacancy), and Dr. Naumann-Etienne and Mr. Gillis to Class III. Since the Merger Agreement provides that Quinton Delaware will be the surviving corporation of the reincorporation merger and that the surviving corporation’s board of directors, certificate of incorporation and bylaws will be the same as Quinton Delaware’s, the effect of the reincorporation will be that our board of directors will change from a two-class board with staggered two year terms to a three-class board with staggered three year terms.

Shareholder Rights

      Although our articles of incorporation and bylaws are substantially similar to the certificate of incorporation and bylaws of Quinton Delaware, there are certain differences in these documents and under California law and Delaware law with respect to shareholder rights. See the section entitled “Comparison of the Charters and Bylaws of the Company and Quinton Delaware” for a discussion of the effects of these differences.

Employee Benefits

      All our employee benefit, stock option and employee stock purchase plans would be assumed and continued by Quinton Delaware, and each option or right issued pursuant to such plans would be converted automatically into an option or right to purchase the same number of shares of Quinton Delaware common stock, at the same price per share, upon the same terms, and subject to the same conditions. Our other employee benefit arrangements would also be continued by Quinton Delaware upon the terms and subject to the conditions currently in effect.

Warrants

      Each outstanding warrant to purchase our common stock would be assumed by Quinton Delaware, and the right to purchase common stock (or receive cash or other property) thereunder would be converted automatically into the right to purchase the same number of shares (or receive the same cash or other property) of Quinton Delaware at the same exercise price, upon the same terms and subject to the same conditions as the original warrant.

Number of Shares of Common Stock Outstanding

      The number of outstanding shares of common stock of Quinton Delaware immediately following the Reincorporation would equal the number of shares of our common stock outstanding immediately prior to the effective time of the merger.

United States Federal Income Tax Consequences

      The Reincorporation is intended to qualify as a tax-free reorganization under the United States Internal Revenue Code. Accordingly, it is expected that no gain or loss would be recognized by the holders of shares of our common stock as a result of the Reincorporation, and no gain or loss would be recognized by us or Quinton Delaware. Each former holder of shares of our common stock would have the same tax basis in the Quinton Delaware common stock received by such holder pursuant to the Reincorporation as such holder has in the shares of our common stock held by such holder at the effective time of the merger. Each stockholder’s holding period with respect to Quinton Delaware’s common stock would include the period during which such holder held the shares of our common stock, so long as the latter were held by such holder as a capital asset at the effective time of the merger.

      We have not obtained, and do not intend to obtain, a ruling from the Internal Revenue Service, or an opinion from counsel, with respect to the federal income tax consequences of the Reincorporation. Moreover, although it is not anticipated, state or local income tax consequences may vary from the federal income tax consequences described above. Accordingly, holders of shares our common stock should consult their own tax advisors regarding the effect of the Reincorporation under applicable United States federal, state, local and foreign income and other tax laws.

Accounting Consequences

      There will be no material accounting consequences resulting from the Reincorporation.

Anti-Takeover Measures

      The board believes that a hostile takeover attempt may have a negative effect on us and our shareholders. Takeover attempts that have not been negotiated or approved by the board of a corporation can seriously disrupt the business and management of a corporation and generally present the risk of terms that are less favorable to all the shareholders than would be available in a negotiated, board-approved transaction. By contrast, board-approved transactions can be carefully planned and undertaken at an opportune time in order to obtain maximum value for the corporation and all of its shareholders, with due consideration to matters such as capturing the value from longer term strategies, the recognition or postponement of gain or loss for tax purposes and the management and business of the acquiring corporation.

      Our articles of incorporation and bylaws already include certain provisions available to us under California law to deter hostile takeover attempts and to help provide adequate opportunity for the board to consider and respond to a takeover offer. These provisions include a classified board of directors, elimination of cumulative voting and an advance notice requirement for shareholder nominations and other proposals. These provisions are also included in the Quinton Delaware’s certificate of incorporation and bylaws.

      As discussed above in the section entitled “Certain Consequences of the Reincorporation — Board of Directors,” while we currently have a board that is divided into two classes with staggered two-year terms, as a result of the Reincorporation, our board will be divided into three classes with staggered three-year terms. Consequently, after the Reincorporation, it will be more difficult for stockholders to cause a change in the incumbent board.

      Quinton Delaware would also retain the rights we currently have under our articles of incorporation to issue shares of authorized but unissued capital stock. As is currently the case under our articles of incorporation, following the effectiveness of the Reincorporation, shares of authorized and unissued common stock and preferred stock of the Quinton Delaware could (within the limits imposed by applicable law) be issued, or preferred stock could be created and issued with terms, provisions and rights, to make more difficult, and therefore less likely, a takeover of us.

      As is already the case, any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of existing shares of common stock, and such additional shares could be used to dilute the stock ownership of persons seeking to obtain control of Quinton Delaware.

      Moreover, under Delaware law and Quinton Delaware’s certificate of incorporation and bylaws, stockholders are not entitled to call a special meeting. Under California law, one or more shareholders holding an aggregate of 10% of the votes entitled to be cast may call a special meeting. Stockholders of Quinton Delaware also do not have the ability to make proposals with respect to a special meeting called by the board or the chairman of the board.

      In addition to specific anti-takeover measures, a number of differences between California and Delaware law, which are effective without action by Quinton Delaware, could have a bearing on unapproved takeover attempts. Under Section 203 of Delaware law, certain “business combinations” with “interested stockholders” of Delaware corporations are subject to a three-year moratorium unless specified conditions are met. See the section below entitled “Significant Differences Between the Corporation Laws of California and Delaware Law — Stockholder Approval of Certain Business Combinations.” Although a Delaware corporation may, through its certificate of incorporation or bylaws, elect not to be governed by the statute, Quinton Delaware’s certificate of incorporation and bylaws do not contain such an election; consequently, the statue will apply to business combinations involving Quinton Delaware.

      The board recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may frequently be beneficial to the shareholders, providing all of the shareholders with considerable value for their shares. To the extent that the Reincorporation may provide greater deterrence to takeover offers and greater defenses against takeovers, the Reincorporation may have the effect of discouraging or defeating future takeover attempts which a substantial number or majority of our stockholders might wish to accept and which might provide a substantial premium over market prices. However, the board believes that the potential suddenness and disadvantages of unapproved takeover attempts (such as disruption of our business and the possibility of terms which may be less favorable to all of the stockholders than would be available in a board-approved transaction) are sufficiently great that, on balance, prudent steps to reduce the likelihood of such takeover attempts and to help ensure that the board has adequate opportunity to fully consider and respond to any takeover attempt and actively negotiate its terms, are in our best interests and the best interests of our shareholders.

Comparison of the Charters and Bylaws of the Company and Quinton Delaware

      Although the provisions of the Quinton Delaware certificate of incorporation and bylaws are similar to our articles of incorporation and bylaws in almost all respects, there are certain differences. The following discussion is a summary of the material provisions of our articles of incorporation and bylaws and Quinton Delaware’s certificate of incorporation and bylaws, and does not purport to be a complete description of such similarities and differences.

Authorized Stock

      Our articles of incorporation currently authorize us to issue up to 100,000,000 shares of common stock, no par value, and 50,000,000 shares of preferred stock, no par value. The certificate of incorporation of Quinton Delaware provides that it will have 65,000,000 authorized shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share. Like our articles of incorporation, Quinton Delaware’s certificate of incorporation provides that the board of directors is entitled to determine the rights, preferences, privileges and restrictions of the authorized and unissued preferred stock.

Classified Board

      Both our bylaws and the bylaws of Quinton Delaware provide for a classified board. However, under California law and our current bylaws, if there are fewer than nine directors, our board can be divided into only two classes. Under Quinton Delaware’s bylaws, the board will be divided into three classes and Delaware law has no minimum number of directors required for a board to be divided into three classes.

Monetary Liability of Directors

      Our articles of incorporation and the certificate of incorporation of Quinton Delaware both provide for the elimination of personal monetary liability of directors to the fullest extent permissible under the law of the respective states. However, the effect of the provision eliminating monetary liability of directors set forth in the Quinton Delaware certificate of incorporation is potentially more expansive than the corresponding provision in our articles of incorporation due to differences between California and Delaware law. For a more detailed explanation of these differences, see “Significant Differences Between the Corporation Laws of California and Delaware — Indemnification and Limitation of Liability.”

Power to Call Special Shareholders’ Meetings

      Under California law, a special meeting of shareholders may be called by the board of directors, the chairman of the board, the president, the holders of shares entitled to cast not less than 10% of the votes at such meeting and such additional persons as are authorized by the articles of incorporation or the bylaws. Under Delaware law, a special meeting of stockholders may only be called by the board of directors or any other person authorized to do so in the certificate of incorporation or the bylaws. The bylaws of Quinton Delaware authorize only the board of directors, the chairman of the board, or the president to call a special meeting of stockholders. Therefore, our holders of 10% or more of the voting shares will no longer be able to call a special meeting of stockholders.

      We believe this change is warranted as a prudent corporate governance measure to prevent the holders of an inappropriately small number of shares from prematurely forcing stockholder consideration of a proposal over the opposition of the board of directors by calling a special stockholders’ meeting before (i) the time that the board believes such consideration to be appropriate or (ii) the next annual meeting (provided that the holders meet the notice requirements for consideration of a proposal). Such special meetings would involve substantial expense and diversion of board and management time which we believe to be inappropriate for an enterprise of our size. In addition, these provisions would render more difficult or discourage a hostile acquisition, proxy contest, or the assumption of control of us by a large stockholder or group of stockholders without consent of the board. To the extent that these provisions enable the board of directors to resist a takeover or change in control by requiring that actions of the stockholders be submitted at a duly called and convened meeting, the board has greater power in negotiating with any potential acquiror. Aside from the foregoing, no other change is contemplated in the procedures to call a special stockholders’ meeting, although in the future the board of directors could amend the Bylaws of Quinton Delaware without stockholder approval.

Nominations of Director Candidates and Introduction of Business at Shareholder Meetings

      The bylaws of Quinton Delaware include an advance notice procedure similar to that included in our bylaws with regard to the nomination, other than by or at the direction of the board of directors, of candidates for election as directors (the “Nomination Procedure”) and with regard to certain matters to be brought before an annual meeting or special meeting of shareholders (the “Business Procedure”).

      The Nomination Procedure provides that only persons nominated by or at the direction of the board of directors or by a shareholder who has given timely written notice to our Secretary prior to the meeting will be eligible for election as directors. The Business Procedure provides that at an annual meeting, and subject to any other applicable requirements, only such business may be conducted as has been brought before the meeting by or at the direction of the board of directors or by a shareholder of record who has given timely written notice to our Secretary of such shareholder’s intention to bring such business before the meeting (and is a shareholder of record at the time of such notice). To be timely, notice must be received by our Secretary.

•	in the case of an annual meeting, not less than sixty (60) days nor more than ninety (90) days prior to the first anniversary of the preceding year’s annual meeting, except that if the date of the annual meeting is changed by more than thirty (30) days from such anniversary date, notice by the shareholders to be timely must be received not later than the close of business on the tenth (10th) day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, and

•	in the case of a special meeting at which directors are to be elected, not later than the close of business on the tenth (10th) day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made.

      Under the Nomination Procedure, a shareholder’s notice to us must contain certain information about the nominee, including name, age, business and residence address, occupation, the class and number of shares beneficially owned, the nominee’s consent to be nominated, other information that is be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee, and certain information about the shareholder proposing to nominate that person, including name, address, and the class and number of shares beneficially owned, and also of those owned of record. Under the Business Procedure, notice relating to the conduct of business (other than the nomination of directors) at an annual meeting must contain certain information about the business and about the shareholder who proposes to bring the business before the meeting. If the chairman of the meeting determines that a person was not nominated in accordance with the Nomination Procedure, such person will not be eligible for election as a director, or if he or she determines that other business was not properly brought before such meeting in accordance with the Business Procedure, such business will not be conducted at such meeting. Nothing in the Nomination Procedure or the Business Procedure will preclude discussion by any shareholder of any nomination or business properly made or brought before an annual or special meeting in accordance with the above-described procedures.

      By requiring advance notice of nominations by shareholders, the Nomination Procedure affords the board of directors an opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by the board, to inform the shareholders about such qualifications. By requiring advance notice of proposed business, the Business Procedure provides the board with an opportunity to inform shareholders of any business proposed to be conducted at a meeting and the board’s position on any such proposal, enabling shareholders to better determine whether they desire to attend the meeting or grant a proxy to the board of directors as to the disposition of such business. Although Quinton Delaware’s bylaws, like our bylaws, do not give the board any power to approve or disapprove shareholder nominations for the election of directors or any other business desired by shareholders to be conducted at a meeting, Quinton Delaware’s bylaws, like our bylaws, may have the effect of precluding a nomination for the election of directors or of precluding any other business at a particular meeting if the proper procedures are not followed. In addition, the procedures may discourage or deter a third party from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempting to obtain control of us, even if the conduct of such business or such attempt might be deemed to be beneficial to us or our shareholders.

Filling Vacancies on the Board of Directors

      Under California law, any vacancy on the board of directors other than one created by removal of a director may be filled by the board. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice or by a sole remaining director. A vacancy created by removal of a director may be filled by the board only if so authorized by a corporation’s articles of incorporation or by a bylaw approved by the corporation’s shareholders. Our bylaws permit directors to fill vacancies created by removal of a director, to be filled by a majority of the remaining directors, even if less than a quorum, or by a sole remaining director. Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director, unless otherwise provided in a corporation’s certificate of incorporation or bylaws (or unless the certificate of incorporation directs that a particular class of stock is to elect such director(s), in which case a majority of the directors elected by such class, or a sole remaining director so elected, shall fill such vacancy or newly created directorship). The certificate of incorporation and bylaws of Quinton Delaware provide that any vacancy created by the removal of a director by the stockholders of Quinton Delaware may be filled by a majority of the board of directors, even if less than a quorum, or by a sole remaining director.

Significant Differences Between the Corporation Laws of California and Delaware

      In addition to the matters discussed above, Delaware law differs in many respects from California law. Certain differences that could materially affect the rights of shareholders are discussed below. The following is not an exhaustive description of all differences between the two states’ laws.

Stockholder Approval of Certain Business Combinations

      A number of states (but not including California) have adopted special laws designed to make certain kinds of “unfriendly” corporate takeovers, or other transactions involving a corporation and one or more of its significant shareholders, more difficult.

Delaware

      Under Section 203 of the DGCL, a Delaware corporation is prohibited from engaging in a “business combination” with an “interested stockholder” for three years following the date that such person or entity becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or entity who or which owns, individually or with or through certain other persons or entities, 15% or more of the corporation’s outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only). The three-year moratorium imposed by Section 203 on business combinations of Section 203 does not apply if:

•	prior to the date on which such stockholder becomes an interested stockholder the board of directors of the subject corporation approves either the business combination or the transaction that resulted in the person or entity becoming an interested stockholder;

•	upon consummation of the transaction that made him or her an interested stockholder, the interested stockholder owns at least 85% of the corporation’s voting stock outstanding at the time the transaction commenced (excluding, for purposes of determining voting stock outstanding shares owned by directors who are also officers of the subject corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or

•	on or after the date such person or entity becomes an interested stockholder, the board of directors approves the business combination and it is also approved at a stockholder meeting by 66 2/3 % of the outstanding voting stock not owned by the interested stockholder.

      Although a Delaware corporation may elect not to be governed by Section 203, the Quinton Delaware certificate of incorporation and bylaws do not contain such an election and our board of directors intends that we will be governed by Section 203 after the Reincorporation.

      We believe that Section 203 will encourage any potential acquiror to negotiate with our board of directors. Section 203 also might have the effect of limiting the ability of a potential acquiror to make a two-tiered bid for Quinton Delaware in which all stockholders would not be treated equally. Shareholders should note, however, that the application of Section 203 to Quinton Delaware will confer upon the board the power to reject a proposed business combination in certain circumstances, even though a potential acquiror may be offering a substantial premium for Quinton Delaware’s shares over the then-current market price. Section 203 would also discourage certain potential acquirors unwilling to comply with its provisions.

California

      California law requires that holders of common stock receive common stock in a merger of the corporation with the holder of more than 50% but less than 90% of the target’s common stock or its affiliate unless all of the target company’s shareholders consent to the transaction. This provision of California law may have the effect of making a “cash-out” merger by a majority shareholder more difficult to accomplish. Although Delaware law does not parallel California law in this respect, under some circumstances Section 203 does provide similar protection to shareholders against coercive two-tiered bids for a corporation in which the stockholders are not treated equally.

Classified Board of Directors

      A classified board is one on which a certain number, but not all, of the directors are elected on a rotating basis each year.

Delaware

      Delaware law permits, but does not require, a classified board of directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office, with only one class of directors standing for election each year. The Quinton Delaware bylaws provide for a classified board of three classes, with directors elected generally to three year terms.

California

      Under California law, a corporation generally may provide for a classified board of directors by adopting amendments to its articles of incorporation or bylaws, which amendments must be approved by the shareholders. Our bylaws currently provide for a classified board. If the authorized number of directors is at least six but less than nine, the board is divided into two classes, as nearly as equal in number as reasonably possible. If the number of authorized directors is nine or more, the board is divided into three classes. Because the number of our authorized directors is currently six, our board of directors is divided into two classes.

Removal of Directors

Delaware

      Under Delaware law, any director or the entire board of directors of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors. However, unless the certificate of incorporation otherwise provides, in the case of a Delaware corporation whose board is classified, stockholders may effect such removal only for cause. In addition, if the Delaware corporation has cumulative voting, and if less than the entire board is to be removed, a director may not be removed without cause by a majority of the outstanding shares if the votes cast against such removal would be sufficient to elect the director under cumulative voting rules. The Quinton Delaware bylaws provide for a classified board of directors, but not for cumulative voting.

California

      Under California law, any director or the entire board of directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote. However, in the case of a corporation with cumulative voting or whose board is classified, no individual director may be removed without cause (unless the entire board is removed) if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting. Shareholders holding at least 10% of the number of outstanding shares of any class may bring suit to remove any director in case of fraudulent or dishonest acts or gross abuse of authority or discretion. Our bylaws provide for a classified board of directors, but not for cumulative voting.

Indemnification and Limitation of Liability

      California and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit corporations to adopt a provision in their charters eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director’s fiduciary duty of care. Nonetheless, there are certain differences between the laws of the two states respecting indemnification and limitation of liability. In general, Delaware law is somewhat broader in allowing corporations to indemnify and limit the liability of corporate agents, which, among other things, support Delaware corporations in attracting and retaining outside directors.

Delaware

      The DGCL was amended in 1986 in response to widespread concern about the ability of Delaware corporations to attract capable directors in light of then-current difficulties in obtaining and maintaining directors and officers insurance. The legislative commentary to the law states that it is “intended to allow Delaware corporations to provide substitute protection, in various forms, to their directors and to limit director liability under certain circumstances.” One provision of the revised DGCL permits a corporation to include a provision in its certificate of incorporation which limits or eliminates the personal liability of a director for monetary damages arising from breaches of his or her fiduciary duties to the corporation or its stockholders, subject to certain exceptions.

      The Quinton Delaware certificate of incorporation eliminates the liability of directors to the corporation for monetary damages to the fullest extent permissible under Delaware law. Under Delaware law, such provision may not eliminate or limit director monetary liability for:

•	breaches of the director’s duty of loyalty to the corporation or its stockholders;

•	acts or omissions not in good faith or involving intentional misconduct or knowing violations of law;

•	the payment of unlawful dividends or unlawful stock repurchases or redemptions; or

•	transactions in which the director received an improper personal benefit.

      Such limitation of liability provisions also may not limit a director’s liability for violation of, or otherwise relieve us or our directors from the necessity of complying with federal or state securities laws, or affect the availability of nonmonetary remedies such as injunctive relief or rescission.

      In effect, under the Delaware law provision, our director could not be held liable for monetary damages to us for gross negligence or lack of due care in carrying out his or her fiduciary duties as a director so long as such gross negligence or lack of due care does not involve bad faith or a breach of his or her duty of loyalty to us.

      Delaware law generally permits indemnification of expenses, including attorneys’ fees, actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided that there is a determination by a majority vote of a disinterested quorum of the directors, by independent legal counsel or by a majority vote of a quorum of the stockholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to a criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged to be liable to the corporation. Delaware law requires indemnification of expenses when the individual being indemnified has successfully defended, on the merits or otherwise, any action, suit or proceeding.

      Expenses incurred by an officer or director in defending an action may be paid in advance, under Delaware law, if such director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. In addition, Delaware law authorizes a corporation to purchase indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

      Under Delaware law, indemnification provided by statute shall not be deemed exclusive of any other right under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise. Quinton Delaware has entered into indemnification agreements with its directors and officers to provide indemnification of such directors and officers and advancement of expenses to the maximum extent permitted by current Delaware law and future Delaware law that expands the permissible scope of indemnification.

California

      Our articles of incorporation eliminate the liability of directors to the corporation for monetary damages to the fullest extent permissible under California law. California law does not permit the elimination of monetary liability where such liability is based on:

•	intentional misconduct or knowing and culpable violation of law;

•	acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director;

•	receipt of an improper personal benefit;

•	acts or omissions that show reckless disregard for the director’s duty to the corporation or its shareholders, where the director in the ordinary course of performing a director’s duties should be aware of a risk of serious injury to the corporation or its shareholders;

•	acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director’s duty to the corporation and its shareholders;

•	transactions between the corporation and a director who has a material financial interest in such transaction; and

•	liability for improper distributions, loans or guarantees.

      Our articles of incorporation authorize us to indemnify our directors and officers to the full extent permitted by California law. California law contains provisions authorizing indemnification and the advancement of expenses substantially similar to the provisions of Delaware law. With respect to a derivative action, however, California law prohibits indemnification for amounts paid in settling or otherwise disposing of a threatened or pending action or expenses incurred in defending a pending action that is settled or otherwise disposed of without court approval. Delaware law is silent on the right of indemnification regarding settlement of derivative actions without court approval. In addition, by contrast to Delaware law, California law requires indemnification only when the individual being indemnified was successful on the merits in defending any action, claim, issue or matter.

      We have entered into indemnification agreements with our directors and officers that provide indemnification to the full extent permitted by California law. In connection with the reincorporation, our directors and officers would be covered by the indemnification agreements with Quinton Delaware, which provide indemnification to the full extent permitted by Delaware law.

Inspection of Shareholder List

      Both California and Delaware law allow any shareholder to inspect the shareholder list for a purpose reasonably related to such person’s interest as a shareholder. California law provides, in addition, for an absolute right to inspect and copy the corporation’s shareholder list by persons holding an aggregate of 5% or more of the corporation’s voting shares, or shareholders holding an aggregate of 1% or more of such shares who have contested the election of directors. Delaware law also provides for inspection rights as to a list of stockholders entitled to vote at a meeting within a ten day period preceding a stockholders’ meeting for any purpose germane to the meeting. However, Delaware law contains no provisions comparable to the absolute right of inspection provided by California law to certain shareholders.

Dividends and Repurchases of Shares

      California law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. The concepts of par value, capital and surplus exist under Delaware law.

Delaware

      Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

California

      Under California law, a corporation may not make any distribution to its shareholders unless either:

•	the corporation’s retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution; or

•	immediately after giving effect to such distribution, the corporation’s assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to 1 1/4 times its liabilities (not including deferred taxes, deferred income and other deferred credits), and the corporation’s current assets would be at least equal to its current liabilities (or 1 1/4 times its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years). Such tests are applied to California corporations on a consolidated basis.

      To date, we have not paid any cash dividends on our outstanding shares and do not anticipate doing so for the foreseeable future.

Shareholder Voting

      In the context of a proposed acquisition, both California and Delaware law generally require that a majority of the shareholders of both acquiring and target corporations approve a statutory merger. In addition, both California and Delaware law require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the outstanding voting shares of the corporation transferring such assets.

Delaware

      Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if:

•	the merger agreement does not amend the existing certificate of incorporation;

•	each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger and;

•	either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

California

      California law contains a similar exception to its voting requirements for reorganizations where shareholders or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity.

Appraisal Rights

      Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction.

Delaware

      Under Delaware law, such fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, and appraisal rights are not available: (i) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation; (ii) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange designated as such a national market system security or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of such corporations; or (iii) to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger under Delaware law.

California

      The limitations on the availability of appraisal rights under California law are different from those under Delaware law. California law generally affords appraisal rights with respect to a sale of asset. Shareholders of a California corporation whose shares are listed on a national securities exchange or on the National Market System of the Nasdaq Stock Market generally do not have such appraisal rights unless the holders of at least 5% of the class of outstanding shares claim the right or the corporation or any law restricts the transfer of such shares. Appraisal rights are also unavailable if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity.

Dissolution

      Under California law, shareholders holding 50% or more of the total voting power may authorize a corporation’s dissolution, with or without the approval of the corporation’s board of directors. Under Delaware law, unless the board of directors approves the proposal to dissolve, the dissolution must be unanimously approved by all the stockholders entitled to vote thereon. Only if the dissolution is initially approved by the board of directors may the dissolution be approved by a simple majority of the outstanding shares of the corporation’s stock entitled to vote. In the event of such a board-initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority voting requirement in connection with dissolutions. Quinton Delaware’s certificate of incorporation contains no such supermajority voting requirement.

Interested Director Transactions

      Under both California and Delaware law, certain contracts or transactions in which one or more of a corporation’s directors has an interest are not void or voidable because of such interest, provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain minor exceptions, the conditions are similar under California and Delaware law.

Shareholder Derivative Suits

      California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, provided that certain tests are met. Under Delaware law, a stockholder may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the corporation at the time of the transaction in question or if his or her stock thereafter devolved upon him or her by operation of law. California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond. Delaware does not have a similar bonding requirement.

Vote Required for the Reincorporation Proposal

      Approval by shareholders of the Reincorporation Proposal, which also constitutes approval of (1) the merger agreement and all provisions thereof and (2) the assumption by Quinton Delaware of our employee benefit, stock option and employee stock purchase plans will require the affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote. Thus, the effect of an abstention or a broker non-vote is the same as that of a vote against the Reincorporation Proposal. Our shareholders have no appraisal rights with respect to the merger.

Recommendation of the Board of Directors

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR THE REINCORPORATION PROPOSAL.

EXECUTIVE OFFICERS

      The following table sets forth the name, age and position of our executive officers as of April 1, 2003.

Name	Age	Position

Ruediger Naumann-Etienne	56	Chief Executive Officer and Chairman of the Board
John R. Hinson	40	President, Chief Operating Officer and Director
Michael K. Matysik	44	Senior Vice President, Chief Financial Officer and Secretary
David M. Hadley	53	Vice President, Research and Development
John R. Serino	55	Vice President, Sales and Marketing — Quinton
Darryl Lustig	47	Vice President, Sales and Marketing — Burdick

      For biographical summaries of Dr. Naumann-Etienne and Mr. Hinson, see “PROPOSAL 1: ELECTION OF DIRECTORS.”

      Michael K. Matysik has served as our Senior Vice President, Chief Financial Officer and Secretary since the end of April 2002. From May 2001 to November 2001, Mr. Matysik was Executive Vice President and Chief Financial Officer of DMX Music, a global media and technology company. From September 1996 to April 2001, Mr. Matysik was Vice President and Chief Financial Officer of AEI Music Network, Inc., also a global media and technology company. He holds an MBA from the University of Southern California and a B.A. in Business Administration from the University of Washington.

      David M. Hadley, Ph.D. has served as our Vice President, Research and Development since May 2001. From November 1998 to May 2001, he served as our Vice President of Engineering. From April 1994 to September 1998, Dr. Hadley was Vice President of Research and Development at Primus Knowledge Solutions, Inc., an enterprise software company. Dr. Hadley holds a Ph.D. in Geophysics from California Institute of Technology and a B.S. in Physics from the University of California, Riverside.

      John R. Serino has served as our Vice President, Sales and Marketing — Quinton, since April 2000. From December 1995 to January 2000, Mr. Serino was Vice President of Global Sales at PLC Medical Systems, Inc., a medical device provider. Mr. Serino holds an MBA from the University of LaVerne and a B.S. in Biology from Creighton University.

      Darryl R. Lustig has served as our Vice President, Sales and Marketing — Burdick, since March 2003. Mr. Lustig has served, since September 2000, as Vice President, Sales and Marketing for Burdick, Inc., a company we acquired as a wholly-owned subsidiary in January 2003. From November 1999 to August 2000, Mr. Lustig was Vice President of Sales for Cimtek Commerce, a healthcare information and E-commerce company. From February 1994 through February 1999, Mr. Lustig served as Corporate Vice President of Sales and Marketing for Colonial Healthcare Supply and Bergen Brunswig Medical. Mr. Lustig has over 25 years experience in healthcare manufacturing and distribution. Mr. Lustig has a B.A. in Political Science with a minor concentration in Advertising from Southern Illinois University.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to report their stock holdings and transactions to the Securities and Exchange Commission.

      To our knowledge, based on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2002, our directors, officers and greater than 10% beneficial owners were in compliance with all of their Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners.

EXECUTIVE COMPENSATION

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

      Pursuant to both the 1998 Amended and Restated Equity Incentive Plan (the “1998 Plan”) and the 2002 Stock Incentive Plan (the “2002 Plan”), in the event of certain corporate transactions, such as the sale of all or substantially all of our securities or assets or a merger, the 1998 Plan and the 2002 Plan each provide that each outstanding award will be assumed or substituted with a comparable award by the surviving corporation or acquiring corporation. If the surviving corporation or acquiring corporation does not assume or substitute awards, outstanding awards will become 100% vested and exercisable immediately before the corporate transaction. To the extent that options accelerate due to a corporate transaction, the restrictions on stock awards also will lapse. In the event of our dissolution or liquidation, such awards terminate if not exercised prior to such event.

      Pursuant to the 2002 Employee Stock Purchase Plan (the “ESPP”), in the event of certain corporate transactions, such as a merger, consolidation or sale of all or substantially all of our assets, each outstanding right to purchase shares under the ESPP will be assumed or an equivalent right substituted by the acquiring or surviving corporation. If such corporation refuses to assume or substitute for the right, the offering period during which a participant may purchase stock will be shortened to a specified date before the proposed transaction. Similarly, in the event of our proposed liquidation or dissolution, the offering period during which a participant may purchase stock will be shortened to a specified date before the date of the proposed liquidation or dissolution.

Additional Information with Respect to Compensation Committee Interlocks and Insider Participation in Compensation Decisions

      Our compensation committee currently consists of Harvey Gillis, W. Robert Berg and William Hambrecht. From April 2002 to July 2002, the compensation committee consisted of Ruediger Naumann-Etienne, John Hinson and John D. Delafield, and from July 2002 to October 2002, the compensation committee consisted of Ruediger Naumann-Etienne, John D. Delafield and W. Robert Berg.

      Mr. Hambrecht served as Chairman of our Board of Directors from July 1998 to April 2000. He is a significant equity owner, and Chairman and Chief Executive Officer of W.R. Hambrecht + Co., an investment bank that beneficially owns 794,931 shares (or 6.6%) of our outstanding common stock as of February 28, 2003. In connection with our IPO in May 2002, we paid W.R. Hambrecht + Co., an underwriter of the IPO, $348,000 as underwriting fees.

      Dr. Naumann-Etienne, has served as our Chief Executive Officer since November 2000. In addition, he has served as a director and Chairman of our Board of Directors since April 2000.

      Mr. Hinson, has served as our President since November 2000, Chief Operating Officer since February 2000, and as a director since July 1999. He also served as our Secretary from July 1999 through April 2002, and as Chief Financial Officer and Executive Vice President of Operations from April 1999 to May 2001.

      Mr. Delafield, who served on our Board of Directors from April 1998 until October 2002 also served as one of our officers in various capacities prior to April 2000. He is a significant equity owner and Chairman and Chief Executive Officer of Delafield Hambrecht, Inc. In connection with our IPO in May 2002, we paid Delafield Hambrecht, Inc., an underwriter of the IPO, $288,000 as underwriting fees.

Executive Compensation

      The following table sets forth the compensation paid by us for services rendered to us in all capacities during the year ended December 31, 2002 and 2001, to our Chief Executive Officer and each of our other four most highly compensated executive officers whose total salary and bonus for such year exceeded $100,000. The table also sets forth the same information for David Buckles, who would have been among our four most highly compensated executive officers but for the fact he was not serving as an executive officer as of December 31, 2002.

Summary Compensation Table

						Long Term
						Compensation
						Awards

		Annual Compensation				Shares
						Underlying	All Other
Name & Principal Position	Year	Salary($)		Bonus($)		Options(#)	Compensation($)

Ruediger Naumann-Etienne	2002	$240,000		$—		40,000	$4,508	(5)
Chairman and CEO	2001	143,500	(3)	—		—	—
John R. Hinson	2002	225,000		22,250		10,000	3,354	(6)
President and COO	2001	225,000		7,977		5,113	3,311
Michael K. Matysik(1)	2002	114,423		12,500		150,000	3,167	(7)
Senior Vice President and CFO
David M. Hadley	2002	135,577		12,500		7,500	3,496	(8)
Vice President, Research and	2001	150,000		5,318		3,409	3,484
Development
John R. Serino	2002	150,000		52,744	(4)	5,000	679	(9)
Vice President, Sales and	2001	150,000		48,496		3,409	654
Marketing — Quinton
David S. Buckles(2)	2002	129,808		—		—	12,432	(10)
Vice President, Product Strategy and	2001	150,000		5,318		3,409	316
Business Development

(1)	Mr. Matysik joined us as our Senior Vice President and Chief Financial Officer in April, 2002.

(2)	Mr. Buckles resigned as our Vice President, Product Strategy and Business Development in November, 2002.

(3)	Represents payments made by us to Intertec Group for services as Chairman and Chief Executive Officer provided to us by Dr. Ruediger Naumann-Etienne, owner and Managing Director of Intertec Group. Effective December 31, 2001, Dr. Naumann-Etienne became a full-time employee.

(4)	Includes $45,244 in sales commissions.

(5)	Represents $3,000 in matching contributions made by us to Dr. Naumann-Etienne’s 401(k) savings and retirement plan account and $1,508 in life insurance premiums paid by us for term life insurance for the benefit of Dr. Naumann-Etienne.

(6)	Represents $3,000 in matching contributions made by us to Mr. Hinson’s 401(k) savings and retirement plan account and $354 in life insurance premiums paid by us for term life insurance for the benefit of Mr. Hinson.

(7)	Represents $3,000 in matching contributions made by us to Mr. Matysik’s 401(k) savings and retirement plan account and $167 in life insurance premiums paid by us for term life insurance for the benefit of Mr. Matysik.

(8)	Represents $3,000 in matching contributions made by us to Dr. Hadley’s 401(k) savings and retirement plan account and $496 in life insurance premiums paid by us for term life insurance for the benefit of Dr. Hadley.

(9)	Represents life insurance premiums paid by us for term life insurance for the benefit of Mr. Serino.

(10)	Represents $12,145 in vacation payout upon resignation and $287 in life insurance premiums paid by us for term life insurance for the benefit of Dr. Buckles.

Option Grants In Last Fiscal Year

      The following table sets forth certain information regarding stock options we granted during the fiscal year ended December 31, 2002 to the executive officers named in the summary compensation table:

	Individual Grants				Potential Realizable
					Value at Assumed Annual
	Number of	% of Total			Rates of Share Price
	Securities	Options	Exercise		Appreciation for Option
	Underlying	Granted to	Price Per		Term(2)
	Options	Employees in	Share
Name	Granted(#)(1)	Fiscal Year	($/Share)	Expiration Date	5%($)	10%($)

Ruediger Naumann-Etienne	40,000	12.6%	$8.37	June 27, 2012	$210,554	$533,585
John R. Hinson	10,000	3.2%	8.37	June 27, 2012	52,638	133,396
Michael K. Matysik	150,000	47.3%	8.37	June 27, 2012	789,577	2,000,944
David M. Hadley	7,500	2.4%	8.37	June 27, 2012	39,479	100,047
John R. Serino	5,000	1.6%	8.37	June 27, 2012	26,319	66,698
David S. Buckles	—	—	—	—	—	—

(1)	The per share exercise price is the fair market value of our common stock on the date of grant. The options set forth above typically vest 25% six months after the date of grant and thereafter in equal monthly installments over the next 36 months and expire 10 years after the grant date subject to earlier termination in the event of termination of employment. All options granted to these executive officers in 2002 are subject to the vesting schedule set forth above. The schedule on which options become exercisable is subject to acceleration in the event of certain corporate transactions.

(2)	The potential realizable value calculated based on the term of the option at the time of grant (10 years). Stock price appreciation of 5% and 10% is assumed pursuant to rules promulgated by the Securities and Exchange Commission and does not represent a prediction of our stock price performance. Actual gains, if any, are dependent on the actual future performance of our common stock and no gain to the optionee is possible unless the stock price increases over the option term, which will benefit all stockholders.

Aggregated Option Exercises In Last Fiscal Year And Fiscal Year-End Option Values

      The following table sets forth information as of December 31, 2002 concerning exercisable and unexercisable stock options held by the executive officers named in the summary compensation table.

			Number of Securities
			Underlying		Value of Unexercised
			Unexercised Options		In-the-Money Options
	Shares		at Fiscal Year-End(#)		at Fiscal Year-End($)(2)
	Acquired on	Value Realized
Name	Exercise	($)(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Ruediger Naumann-Etienne	—	—	401,363	30,000	$2,230,769	—
John R. Hinson	—	—	190,140	52,245	1,165,176	$255,047
Michael K. Matysik	—	—	37,500	112,500	—	—
David M. Hadley	—	—	33,407	13,865	179,732	46,968
John R. Serino	—	—	40,169	13,694	221,838	56,681
David S. Buckles	30,000	$196,280	38,658	355	271,021	2,024

(1)	Based on the difference between the fair market value on the date of exercise and the exercise price.

(2)	Based on the difference between the fair market value on the December 31, 2002 ($7.90 per share) and the exercise price.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF

DIRECTORS ON EXECUTIVE COMPENSATION

Compensation Committee Report

      Our executive compensation program is administered by the compensation committee, which is comprised of three non-employee directors.

      Philosophy. Our executive compensation policy is designed to

•	assist us in attracting and retaining highly qualified executives critical to the company’s success;

•	align the interests of the executives with the interests of our shareholders;

•	link compensation to individual and company performance — both short-term and long-term; and

•	motivate executives to achieve sustained superior performance.

      Executive compensation consists of three major components that are reviewed annually by the Compensation Committee: base salary, bonuses and stock options.

      Base Salary. The committee sets the base salary of the chief executive officer at an amount it believes is competitive with the salaries paid to executives of other companies in the industry. The committee relies on surveys and on knowledge of local pay practices as reported in financial periodicals or otherwise accessible to the committee. Additionally, the committee reviews the chief executive officer’s performance and the company’s financial and stock price performance generally. Executive base salaries are targeted at mid-range for comparable positions in the industry, comparable scope of responsibility and comparable levels of experience.

      Bonus. The 2002 Management Incentive Plan allows for cash distribution to all management employees, including executive officers. Goals of this plan include rewarding participants annually based on overall company performance and sharing in the company’s financial success. The amount of cash distribution under the plan is entirely discretionary and subject to achievement of certain profitability goals. Any 2002 Management Incentive Plan cash distribution is subject to approval by the board of directors. Bonus payments are presented in the Summary Compensation Table under the heading “Bonus.”

      Stock Option Grants. The objectives of substantial long-term incentives are to enhance long-term profitability and shareholder value. The Compensation Committee determines the number and terms of options granted to the company’s chief executive officer, other executive officers and all other employees. Grant amounts are based on individual circumstances, in consideration of each executive’s experience, scope of responsibility and individual performance, both demonstrated and expected.

      Chief Executive Officer Compensation. In 2002, Dr. Ruediger Naumann-Etienne received a base salary of $240,000 with no cash bonus under the 2002 Management Incentive Plan and was granted 40,000 shares through stock options. Dr. Naumann-Etienne’s base salary represents the median salary for comparable positions in the industry with similar responsibility and experience. The Compensation Committee determined the quantity of the stock option grant based on Dr. Naumann-Etienne’s experience, scope of responsibility, and expected and demonstrated individual performance. In 2002, Dr. Naumann-Etienne received $3,000 in 401(k) savings and retirement matching contributions along with $1,508 in life insurance premiums paid by the company for Dr. Naumann-Etienne’s benefit.

      Tax Deductibility Considerations. Section 162(m) of the Internal Revenue Code limits the tax deductibility by a corporation of compensation in excess of $1 million paid to the chief executive officer and any other of its four most highly compensated executive officers. However, compensation that qualifies as “performance-based” is excluded from the $1 million limit. The committee does not presently expect total cash compensation payable for salaries to exceed the $1 million limit for any individual executive. Our stock option plans are designed to qualify as performance-based compensation that is fully deductible by the company for income tax purposes.

      Conclusion. The committee believes that our compensation policies have been successful in attracting and retaining qualified employees and in linking compensation directly to corporate performance relative to our goals. The committee will continue to monitor the compensation levels potentially payable under our other compensation programs, but intends to retain the flexibility necessary to provide total compensation in line with competitive practice, our compensation philosophy and the company’s best interests.

THE COMPENSATION COMMITTEE

Harvey N. Gillis
W. Robert Berg
William Hambrecht

PERFORMANCE MEASUREMENT COMPARISON

      The following graph shows the total shareholder return of an investment of $100 in cash on May 7, 2002 (the date on which our common stock was first traded on the Nasdaq National Market) for (i) our common stock, (ii) the Nasdaq Stock Market (U.S.) Index, and (iii) the S&P Health Care Equipment Index. All values assume reinvestment of the full amount of all dividends and are calculated as of December 31, 2002.

	5/7/02	5/02	6/02	7/02	8/02	9/02	10/02	11/02	12/02

Quinton Cardiology Systems, Inc.	100.00	122.14	129.43	89.71	114.29	87.13	90.99	90.00	112.86
Nasdaq Stock Market(U.S.)	100.00	95.59	86.93	78.99	78.16	69.74	79.27	88.10	79.62
S & P Health Care Equipment	100.00	101.60	92.96	89.15	89.71	87.59	90.61	95.19	94.94

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information known to us with respect to the beneficial ownership of our common stock as of February 28, 2003, by:

•	each person known to the board of directors to own beneficially 5% or more of our common stock;

•	each of our directors;

•	each of the executive officers named in the summary compensation table; and

•	all of our current directors and executive officers as a group.

Percent of Shares Beneficially Owned

	Number of Shares	Percent of
Name of Beneficial Owner	Beneficially Owned(1)	Outstanding Shares

Westfield Capital Management Co. LLC(2)	1,474,000	12.2%
One Financial Center, 23rd Floor
Boston, MA 02111
W.R. Hambrecht + Co., Inc.(3)	794,931	6.6%
539 Bryant Street, Suite 100
San Francisco, CA 94107
The Hambrecht 1980 Revocable Trust (3)	617,609	5.1%
539 Bryan Street, Suite 100
San Francisco, CA 94107
J.F. Shea Company, Inc(4)	1,329,522	11.0%
644 Brea Canyon Road
Walnut, CA 91789
Philips Electronics North America Corporation(5)	1,168,697	9.7%
1251 Avenue of the Americas
New York, New York 10020
Peter B. Cannell & Co. Inc.(6)	624,000	5.2%
645 Madison Avenue, 8th Floor
New York, NY 10022
Benson Associates LLC(7)	625,000	5.2%
111 SW 5th, Suite 2130
Portland, OR 97204
Ruediger Naumann-Etienne(8)	522,193	4.2%
John R. Hinson(9)	424,472	3.5%
Michael K. Matysik(10)	52,042	*
David M. Hadley(11)	338,739	2.8%
John R. Serino(12)	50,566	*
David S. Buckles(13)	39,013	*
William R. Hambrecht(3)	1,412,540	11.7%
Harvey N. Gillis(14)	6,666	*
W. Robert Berg(15)	7,499	*
All directors and executive officers (8 persons)(16)	2,814,717	21.9%

*	Less than one percent.

(1)	Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act. In computing the number of shares beneficially owned by a person or a group and the percentage ownership of that person or group, shares of our common stock subject to options currently exercisable or exercisable within 60 days after February 28, 2003 are deemed outstanding, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. As of February 28, 2003, we had 12,092,806 shares of common stock outstanding. Except as otherwise indicated in the footnotes to this table and subject to applicable community property laws, each shareholder named in the table has sole voting and investment power with respect to the number of shares listed opposite the shareholder’s name. Unless otherwise indicated, the address of each of the individuals and entities named below is: c/o Quinton Cardiology Systems, Inc., 3303 Monte Villa Parkway, Bothell, Washington 98021.

(2)	Beneficial ownership of shares as reported on Form 13G filed with the Securities and Exchange Commission on September 6, 2002.

(3)	Beneficial ownership of shares as reported on Form 13G filed with the Securities and Exchange Commission on February 14, 2003, and accounting for certain shares sold February 19, 2003. As of December 31, 2002, William Hambrecht had a 17.6% ownership interest in W. R. Hambrecht + Co., Inc. (“WRH”). WRH directly owns 794,931 shares of the common stock. As a 17.6% owner of WRH, Mr. Hambrecht may be deemed to beneficially own the 794,931 shares of common stock directly owned by WRH other than with respect to the 139,907 shares of common stock representing his proportionate ownership interest in WRH. Mr. Hambrecht is a Director and President of WRH and has shared dispositive power of the shares of common stock held by WRH. Mr. Hambrecht is a Trustee of The Hambrecht 1980 Revocable Trust which directly holds 617,609 shares of common stock and has dispositive power over said shares.

(4)	Beneficial ownership of shares as reported on Form 13G filed with the Securities and Exchange Commission on November 14, 2002. The Form 13G reports each of Edmond H. Shea, Jr., John F. Shea, Peter O. Shea, Jr., and James G. Shontere as having shared voting power for 1,329,522 shares of common stock and shared dispositive power for 1,329,522 shares of common stock. The filing persons (except for J. F. Shea Company, Inc.) disclaim beneficial ownership of the securities being reported and disclaim group status. Also, all reporting persons disclaim beneficial ownership of an additional 22,443 shares of common stock, which the reporting persons acquired directly or indirectly as nominee for another investor.

(5)	Beneficial ownership of shares as reported on Form 13D/ A filed with the Securities and Exchange Commission on November 15, 2002, and accounting for certain shares sold February 20, 2003. The 13D/ A reports that Philips Electronics North America Corporation (“PENAC”) is a wholly-owned subsidiary of Philips Holding USA Inc. (“PHUSA”), which, in turn is a wholly-owned subsidiary of Koninklijke Philips Electronics N.V. (“KPENV”). PENAC is the direct beneficial owner of 1,189,997 shares of common stock. PHUSA and KPENV may be deemed to beneficially own 1,189,997 shares of common stock.

(6)	Beneficial ownership of shares as reported on Form 13G filed with the Securities and Exchange Commission on February 4, 2003.

(7)	Beneficial ownership of shares as reported on Form 13G filed with the Securities and Exchange Commission on February 5, 2003.

(8)	Includes 404,696 shares issuable upon exercise of options.

(9)	Includes 210,338 shares issuable upon exercise of options.

(10)	Includes 49,999 shares issuable upon exercise of options.

(11)	Includes 37,346 shares issuable upon exercise of options.

(12)	Includes 44,657 shares issuable upon exercise of options.

(13)	Includes 39,013 shares issuable upon exercise of options.

(14)	Includes 6,666 shares issuable upon exercise of options.

(15)	Includes 7,499 shares issuable upon exercise of options.

(16)	Includes 771,459 shares issuable upon exercise of options.

OTHER MATTERS

Will any other matters be presented at the annual meeting?

      The board of directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

How are proxies solicited and what are the costs involved?

      We will bear the cost of solicitation, including preparation, assembly, printing, and mailing of this proxy statement, the form of proxy, and any additional information furnished to shareholders. We will furnish copies of solicitation materials to banks, brokerage houses, fiduciaries, and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram, or personal solicitation by directors, officers, or other regular employees of us. No additional compensation will be paid to directors, officers, or other regular employees for such services. We may engage a proxy soliciting service to assist us in the solicitation of proxies.

SHAREHOLDER INFORMATION

How does a shareholder present a matter to be considered at an annual meeting?

      Proposals of shareholders that are intended to be presented at our 2004 Annual Meeting of Shareholders must be received by us not later than December 13, 2003 in order to be included in the proxy statement and proxy relating to that annual meeting. A shareholder must have continuously held at least $2,000 in market value, or 1%, of our outstanding stock for at least one year by the date of submitting the proposal, and the shareholder must continue to own such stock through the date of the meeting.

      Shareholders are also advised to review our bylaws that contain additional requirements with respect to advance notice of shareholder proposals and director nominations. These advance notice provisions apply regardless of whether a shareholder seeks to include such proposals in our proxy statement.

By Order of the Board of Directors

MICHAEL K. MATYSIK
Senior Vice President, Chief Financial Officer
and Secretary

April 18, 2003

      A copy of our Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2002 is available without charge upon written request to: Investor Relations, Quinton Cardiology Systems, Inc., 3303 Monte Villa Parkway, Bothell, Washington 98021.

APPENDIX A

QUINTON CARDIOLOGY SYSTEMS, INC.

AUDIT COMMITTEE CHARTER

I.	General Functions, Authority, and Role

      The Audit Committee (the “Audit Committee”) is a committee of the Board of Directors (the “Board”) of Quinton Cardiology Systems, Inc. (the “Company”). The Audit Committee’s primary function shall be to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information to be provided to the shareholders and others, the systems of internal controls that management and the Board have established, and the Company’s audit process.

      The Audit Committee shall have the power to conduct or authorize investigations into any matters within the Audit Committee’s scope of responsibilities. In connection with such investigations or otherwise in the course of fulfilling its responsibilities under this charter, the Audit Committee shall have the authority to retain special legal, accounting, or other consultants to advise it, and may request any officer or employee of the Company, its outside legal counsel or outside auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Audit Committee may also meet with the Company’s investment bankers or financial analysts who follow the Company.

      The Audit Committee shall appoint and approve funding for the Company’s outside auditors. The Company’s outside auditor shall ultimately be accountable to the Board and to the Audit Committee, as representative of the shareholders, and the Board and Audit Committee shall have the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the outside auditor, or to nominate the outside auditor to be proposed for shareholder approval. In the course of fulfilling its specific responsibilities hereunder, the Audit Committee shall strive to maintain an open avenue of communication between the Company’s outside auditor and the Board.

      The responsibilities of a member of the Audit Committee shall be in addition to such member’s duties as a member of the Board.

II.	Membership

      The membership of the Audit Committee shall consist of at least three members of the Board who shall serve at the pleasure of the Board. The membership of the Audit Committee shall meet the independence and financial literacy and experience requirements of The Nasdaq Stock Market, Inc. or similar requirements of such other securities exchange or quotation system as may from time to time apply to the Company (taking into account applicable exceptions therefrom). The Chair of the Audit Committee shall have accounting or related financial management expertise.

      Audit Committee members and the Audit Committee Chair shall be designated by the full Board upon the recommendation of the nominating committee.

III.	Responsibilities

      The responsibilities of the Audit Committee shall be as follows:

A. General

      1. Meet at least quarterly, or more frequently as circumstances or the obligations of the Audit Committee require, with the chief financial officer, the senior internal auditing executive and the outside auditor in separate executive sessions.

      2. Make regular reports to the Board, including reports of any Audit Committee actions and such recommendations as the Audit Committee may deem appropriate.

      3. Annually review and reassess the adequacy of this charter and submit it to the Board for approval.

      4. Perform such functions as may be assigned by law, the Company’s Articles of Incorporation or Bylaws, or the Board.

B. Outside Auditor

      1. Review the experience and qualifications of the senior members of the outside auditor team and the quality control procedures of the outside auditor.

      2. As necessary, consider with management and the outside auditor the rationale for employing audit firms other than the principal outside auditor. Evaluate together with the Board whether it is appropriate to adopt a policy of rotating outside auditors on a regular basis.

      3. Recommend to the Board the outside auditor to be nominated, approve the compensation of the outside auditor, and, as necessary, review and approve the discharge of the outside auditor.

      4. Approve the retention of the outside auditor for any non-audit service and the fees for such service.

      5. Approve the fees to be paid to the outside auditor for audit services.

      6. Take reasonable steps to confirm the independence of the outside auditor, which shall include (a) ensuring receipt from the outside auditor a formal written statement delineating all relationships between the outside auditor and the Company, consistent with Independence Standards Board Standard No. 1, (b) discussing with the outside auditor any disclosed relationships or services that may impact the objectivity and independence of the outside auditor, and (c) as necessary, taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor. In performing this duty, the Audit Committee shall consider whether the outside auditor’s provision of financial systems design and implementation services and any other non-audit services is compatible with the independence of the outside auditor.

      7. Recommend to the Board guidelines for the Company’s hiring of employees of the outside auditor who were engaged on the Company’s account.

C. Audit Process and Results

      1. Consider, in consultation with the outside auditor and internal auditor prior to the audit, the audit’s scope, planning, and staffing.

      2. Review with the outside auditor the coordination of the audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

      3. Consider and review with the outside auditor:

a. The adequacy of the Company’s internal controls including computerized information system controls and security.

b. Any related significant findings and recommendations of the outside auditor together with management’s responses thereto.

c. The matters required to be discussed by Statement on Auditing Standards No. 61, as the same may be modified and supplemented from time to time.

d. An analysis prepared by management and the outside auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including an analysis of the effect of alternative GAAP methods on the Company’s financial statements and a description of any transactions as to which management obtained Statement on Auditing Standards No. 50 letters.

      4. Review and discuss with management and with the outside auditor at the completion of the annual examination, or earlier, if circumstances require:

a. The Company’s audited financial statements and related footnotes.

b. The outside auditor’s audit of the financial statements and their report thereon.

c. Any significant changes required in the outside auditor’s audit plan.

d. Any changes required in the planned scope of the internal audit.

e. Any major issues regarding accounting or auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company’s financial statements.

f. Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information, or disagreements with management encountered during the course of the audit.

g. Any management letter provided by the outside auditor and the Company’s response to that letter.

h. Significant findings during the year and management’s responses thereto.

i. Other matters related to the conduct of the audit which are to be communicated to the Audit Committee under generally accepted auditing standards.

      5. Meet periodically with management and the outside auditor to review the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

      6. Review with management and the outside auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

      7. Review major changes to the Company’s auditing and accounting principles and practices as suggested by the outside auditor, internal auditors or management.

      8. Obtain from the outside auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

      9. Meet with the outside auditor and management in separate executive sessions to discuss any matters that the Audit Committee or these groups believe should be discussed privately with the Audit Committee.

      10. Review with management and the outside auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company’s financial statements or accounting policies.

D. Securities and Exchange Commission Filings

      1. Review filings with the Securities and Exchange Commission and other published documents containing the Company’s financial statements.

      2. Review with management and the outside auditor the draft of the quarterly earnings release, interim financial statements and results of the outside auditor’s reviews thereof before they are released to the public or filed with the Securities and Exchange Commission.

      3. Discuss with the national office of the outside auditor issues on which it was consulted by the Company’s audit team and matters of audit quality and consistency.

      4. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

E. Internal Controls and Legal Matters

      1. Review the Company’s policies and procedures with respect to officers’ expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the outside auditor.

      2. Review with the Company’s general counsel legal and regulatory matters that may have a material impact on the financial statements and review related Company compliance policies and any material reports or inquiries received from regulators or governmental agencies.

      3. Review the Company’s policies and procedures to assure that they preclude loans to officers and directors. Confirm periodically that no such loans have been made.

      4. Review the Company’s policies and procedures to assure that any transactions with directors, officers or members of their immediate families are reviewed and approved in advance by the Audit Committee. Confirm periodically that no unapproved transactions have occurred.

      5. Review the Company’s policies and procedures to assure that all non-audit services provided by the Company’s auditors are reviewed and approved in advance by the Audit Committee. Confirm periodically that no unapproved transitions have occurred.

      6. Obtain reports from management, the Company’s senior internal auditor and the outside auditor that the Company’s subsidiaries and foreign affiliated entities are in conformity with applicable legal requirements and the Company’s own policies, including disclosures of insider and affiliated party transactions.

      7. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and compliance with the Company’s policies or code of conduct.

      8. Review the appointment and replacement of the senior internal auditing executive.

      9. Review the internal audit department responsibilities, budget and staffing.

      10. Review significant reports to management prepared by the internal auditing department and management’s responses.

      11. Assure that the Company has adequate procedures in place for the receipt, retention and treatment of complaints received by the Company regarding allegations of suspected acts that are illegal or in violation of specific public regulations or policies, and any allegations of suspected improprieties in the Company’s accounting practices, internal control or auditing matters.

IV.	Note on Related Management and Outside Auditor Roles

      While the Audit Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete, accurate, and in accordance with generally accepted accounting principles. These are the responsibilities of management and the outside auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the outside auditor, or to assure compliance with laws and regulations or the Company’s own policies or code of conduct.

APPENDIX B

AGREEMENT AND PLAN OF MERGER

      This AGREEMENT AND PLAN OF MERGER (this “Agreement”) is made and entered into as of                     , 2003, by and between Quinton Cardiology Systems, Inc., a California corporation (“Quinton California”), and Quinton Cardiology Systems, Inc., a Delaware corporation (“Quinton Delaware”). Quinton California and Quinton Delaware are sometimes collectively referred to in this Agreement as the “Constituent Corporations.”

RECITALS

      A. Quinton California is a corporation organized and existing under the laws of the State of California and, on the date hereof, has authority to issue 100,000,000 shares of common stock, no par value per share, of which                      shares are issued and outstanding, and 50,000,000 shares of preferred stock, no par value per share, none of which is issued and outstanding.

      B. Quinton Delaware is a corporation organized and existing under the laws of the State of Delaware and, on the date hereof, has authority to issue 65,000,000 shares of common stock, par value $0.001 per share, of which 100 shares are issued and outstanding, and 10,000,000 shares of Preferred Stock, par value $0.001 per share, none of which is issued and outstanding.

      C. Quinton Delaware is a wholly-owned subsidiary of Quinton California.

      D. The Boards of Directors of the Constituent Corporations deem it advisable and to the advantage of the Constituent Corporations and their respective shareholders or stockholders that Quinton California be merged with and into Quinton Delaware for the purpose of effecting a reincorporation of Quinton California in the State of Delaware (the “Merger”).

      E. Each of the Constituent Corporations has adopted the Plan of Merger embodied in this Agreement. The Plan of Merger has also been adopted by the shareholders of Quinton California and the sole stockholder of Quinton Delaware.

      F. The Merger is intended to qualify as a reorganization described in Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended.

AGREEMENT

      In consideration of the terms and conditions hereof, the Constituent Corporations do hereby agree to merge on the terms and conditions herein provided as follows:

1.	The Merger

1.1	The Merger

      Upon the terms and subject to the conditions hereof, on the Effective Date (as hereinafter defined), Quinton California shall be merged with and into Quinton Delaware in accordance with the applicable laws of the States of Delaware and California. The separate existence of Quinton California shall cease and Quinton Delaware shall be the surviving corporation (the “Surviving Corporation”) and shall be governed by the laws of the State of Delaware.

1.2	Effective Date

      The Merger shall become effective on the date and at the time of filing of a Certificate of Merger with the Secretary of State of the State of Delaware, and on the date and at the time of filing of a Certificate of Merger with the Secretary of State of the State of California, whichever later occurs (the “Effective Date”), all after satisfaction of the requirements of the applicable laws of such states prerequisite to such filings.

1.3	Effect of Merger

      Upon the Effective Date, the separate existence of Quinton California shall cease and Quinton Delaware, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date, (ii) shall be subject to all actions previously taken by its and Quinton California’s Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of Quinton California in the manner more fully set forth in Section 259 of the General Corporation Law of the State of Delaware (the “DGCL”), (iv) shall continue to be subject to all of the debts, liabilities and obligations of Quinton Delaware as constituted immediately prior to the Effective Date and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of Quinton California in the manner more fully set forth in Section 259 of the DGCL.

1.4	Certificate of Incorporation

      The Certificate of Incorporation of Quinton Delaware as in effect immediately prior to the Effective Date shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until the same may be further amended or repealed in accordance with the provisions thereof and applicable law.

1.5	Bylaws

      The Bylaws of Quinton Delaware as in effect immediately prior to the Effective Date shall continue in full force and effect as the Bylaws of the Surviving Corporation until the same may be further amended or repealed in accordance with the provisions thereof, the Certificate of Incorporation of the Surviving Corporation and applicable law.

1.6	Directors and Officers

      The directors and officers of Quinton Delaware immediately prior to the Effective Date shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until otherwise provided by applicable law or the Certificate of Incorporation or Bylaws of the Surviving Corporation.

2.	Conversion of Shares

2.1	Quinton California Common Stock

      Upon the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, each share of common stock of Quinton California outstanding immediately prior thereto shall be changed and converted automatically into one (1) fully paid and nonassessable share of common stock of the Surviving Corporation, par value $0.001 per share.

2.2	Quinton Delaware Common Stock

      Upon the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, each share of common stock of Quinton Delaware outstanding immediately prior thereto shall be cancelled.

2.3	Quinton California Stock Options and Purchase Plans and Warrants

      (a) Upon the Effective Date, the Surviving Corporation shall assume and continue any rights and obligations of Quinton California then outstanding under the Quinton California 1998 Amended and Restated Equity Incentive Plan, the Quinton California 2002 Stock Incentive Plan, the Quinton California 2002 Employee Stock Purchase Plan (collectively, the “Plans”) and the outstanding warrants to purchase common stock of Quinton California (the “Warrants”), and any outstanding rights to acquire common stock (or receive cash or other property) of Quinton California under the Plans or Warrants shall become options or rights to acquire shares of the common stock of the Surviving Corporation, at the rate of one (1) share of common stock of the Surviving Corporation for each share of Quinton California common stock issuable pursuant to such options or rights (or, to receive the same cash or other property of Quinton Delaware, as applicable) on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such Quinton California options or rights under the Plans or Warrants at the Effective Date.

      (b) A number of shares of the Surviving Corporation’s common stock shall be reserved for issuance upon the exercise of options or rights to purchase common stock under the Plans and Warrants equal to the number of shares of Quinton California common stock so reserved for issuance under the Plans and Warrants immediately prior to the Effective Date of the Merger.

2.4	Exchange of Certificates

      (a) After the Effective Date, each holder of an outstanding certificate representing shares of Quinton California common stock may at such stockholder’s option but need not, surrender the same for cancellation to Mellon Investor Services, LLC, as exchange agent (the “Exchange Agent”), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation’s common stock into which the surrendered shares were converted as provided herein. Unless and until so surrendered, each outstanding certificate representing shares of Quinton California common stock shall be deemed for all purposes to represent the number of shares of the Surviving Corporation’s common stock into which such shares of Quinton California common stock were converted in the Merger.

      (b) The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any shares of stock represented by such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of common stock of the Surviving Corporation represented by such outstanding certificate as provided above.

      (c) Each certificate representing common stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of common stock of Quinton California so converted and given in exchange therefore, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws, or other such additional legends as agreed upon by the holder and the Surviving Corporation.

      (d) If any certificate for shares of Quinton Delaware stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities laws and that the person requesting such transfer pay to Quinton Delaware or the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of Quinton Delaware that such tax has been paid or is not payable.

3.	Conditions to the Merger

      The obligations of the Constituent Corporations under this Agreement are subject to fulfillment or the waiver by the parties, on or before the Effective Date of each of the following conditions:

(a) Quinton Delaware shall be qualified to do business as a foreign corporation in the State of California and in connection therewith shall have appointed an agent for service of process as required under the provisions of Section 2105 of the General Corporation Law of the State of California.

(b) All consents required to be obtained by the Constituent Corporations to effect the Merger shall be obtained.

4.	General

4.1	Further Assurance

      From time to time, as and when required by the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of Quinton California such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to conform of record or otherwise in the Surviving Corporation the title to and possession of all the property, interest, assets, rights, privileges, immunities, powers, franchises and authority of Quinton California and otherwise to carry out the purposes of this Agreement, and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of Quinton California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

4.2	Abandonment

      At any time prior to the Effective Date, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Boards of Directors of either Quinton Delaware or Quinton California or both, notwithstanding the approval of this Agreement by the shareholders of Quinton California or the sole stockholder of Quinton Delaware, or by both.

4.3	Amendment

      At any time prior to the Effective Date, this Agreement may be amended or modified in writing by the Board of Directors of either Quinton Delaware or Quinton California or both; provided, however, that an amendment made subsequent to the adoption of this Agreement by the stockholders or shareholders of any Constituent Corporation shall not, unless approved by the stockholder or shareholders as required by law: (i) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or of the shares of any class or series thereof of such Constituent Corporation, (ii) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger or (iii) alter or change any of the terms and conditions of this Agreement if such alternation or change would adversely affect the holders of any class or series of capital stock of such Constituent Corporation.

4.4	Registered Office

      The registered office of the Surviving Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of Newcastle, Delaware 19801, and the Corporation Trust Company is the registered agent of the Surviving Corporation at such address.

4.5	Agreement

      Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 3303 Monte Villa Parkway, Bothell, Washington 98021, and copies thereof will be furnished to any stockholder or shareholder of either Constituent Corporation, upon request and without cost.

4.6	Governing Law

      This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware and, so far as applicable, the merger provisions of the General Corporation Law of the State of California.

4.7	Counterparts

      In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

(Signature page follows.)

      IN WITNESS WHEREOF, the parties hereto have entered into and signed this Agreement as of the date and year first written above.

QUINTON CARDIOLOGY SYSTEMS, INC.,
a California corporation

By:

Name:
Title:

QUINTON CARDIOLOGY SYSTEMS, INC.,
a Delaware corporation

By:

Name:
Title:

CERTIFICATE OF THE SECRETARY

OF QUINTON CARDIOLOGY SYSTEMS, INC.,
A CALIFORNIA CORPORATION

      I, Michael K. Matysik, the Secretary of Quinton Cardiology Systems, Inc., a California corporation (the “Corporation”), hereby certify that the Agreement and Plan of Merger to which this certificate is attached was duly approved and adopted at the annual meeting of shareholders of the Corporation held on May 16, 2003 by the holders of a majority of the outstanding stock entitled to vote thereon.

      IN WITNESS WHEREOF, the undersigned has executed this certificate this       day of                          , 2003.

By:

Michael K. Matysik, Secretary

CERTIFICATE OF THE SECRETARY

OF QUINTON CARDIOLOGY SYSTEMS, INC.,
A DELAWARE CORPORATION

      I, Michael K. Matysik, the Secretary of Quinton Cardiology Systems, Inc., a Delaware corporation (the “Corporation”), hereby certify that the Agreement and Plan of Merger to which this certificate is attached was duly approved and adopted by the sole stockholder of the Corporation on                          , 2003.

      IN WITNESS WHEREOF, the undersigned has executed this certificate this       day of                          , 2003.

By:

Michael K. Matysik, Secretary

PROXY

QUINTON CARDIOLOGY SYSTEMS, INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 16, 2003

The undersigned hereby appoints John R. Hinson and Michael K. Matysik, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of Quinton Cardiology Systems, Inc., which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of Quinton Cardiology Systems, Inc. to be held at Quinton’s offices located at 3303 Monte Villa Parkway, Bothell, Washington 98021 on Friday, May 16, 2003 at 10:00 a.m. local time and at any and all postponements, continuations, and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

(Continued, and to be signed on the other side)

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Mark Here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW.

PROPOSAL 1: To elect two Class I directors. Nominees: 01 Ruediger Naumann-Etienne 02 Harvey N. Gillis	FOR all nominees listed below (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for all nominees listed below
	☐	☐

To withhold authority to vote for any nominee(s) write such nominee’s name(s) below:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

		FOR	AGAINST	ABSTAIN
PROPOSAL 2:	To approve Quinton’s reincorporation from California to Delaware by means of a merger with and into a wholly-owned Delaware subsidiary	☐	☐	☐

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH

Please vote, date, and return this proxy in the enclosed return envelope, which is postage prepaid if mailed in the United States

Signature	Signature	Date	2003

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, and attorneys in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

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